--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

February 6, 1996

To Our Shareholders:

     We are pleased to submit to you the annual report for Cohen & Steers Realty Shares, Inc. for the year ended December 31, 1995. The net asset value per share at that date was $34.62. In addition, a distribution of $0.57 per share
(including a regular $0.43 per share distribution plus a $0.14 extra distribution representing additional income earned during the year) was declared for shareholders of record December 26, 1995 and paid on December 27, 1995.

1995 REVIEW

     The year just ended can best be characterized as one in which balance returned to nearly every aspect of the real estate and real estate securities markets. The total investment return of REITs in 1995 was both satisfactory and above their long-term record; for the past ten years REITs have produced average annual total returns of 10.3%. The Fund's total return for 1995 based on income and change in net asset value was 11.1%. In addition, returns from direct real estate were the highest in seven years.

     Many investors, however, have expressed disappointment over recent REIT performance because it lagged, by a considerable margin, the unusually high returns registered by the stock (+37.6%) and long-term bond (+34.2%) markets. While many observers have gone to great lengths to try to explain the performance of REITs relative to other financial market assets, we believe that REIT returns were very much in line with what should be rationally expected. Importantly, in our opinion, 1995 performance substantiated the low correlation between REIT returns and interest rates and it further demonstrated the low volatility that is characteristic of REITs. The low 'beta' of REITs in general, and our portfolio in particular, would imply relative returns that are in line with those achieved in 1995.

     The performance of REITs in 1995 reflects the balanced supply/demand situation which exists in today's real estate markets between both landlords and tenants and buyers and sellers of property. Vacancy rates for most major property types have declined and market rents have risen as the economy has grown and new development has been held in check. This improvement in real estate conditions has resulted in the return of liquidity to the real estate markets, an increase in transactions and, therefore, a reversion of investment returns to a more normal level. Naturally, investment returns were not uniform among the various property sectors as shown in the table below.

----------------------------------------------------------------------------------------------------------------
                                1995 TOTAL INVESTMENT RETURNS OF MAJOR SECTORS*
----------------------------------------------------------------------------------------------------------------
All Equity REITs..............................  15.3%  Office REITs..................................  38.8%
Apartment REITs...............................  12.3   Self Storage REITs............................  34.9
Health Care REITs.............................  24.9   Shopping Center REITs.........................   5.1
Hotel REITs...................................  30.8   S&P 500 Index.................................  37.6
Industrial REITs..............................  15.9   Long-term Treasury............................  34.2
----------------------------------------------------------------------------------------------------------------

*Source:   National  Association   of  Real   Estate  Investment   Trusts,  Inc.

--------------------------------------------------------------------------------
                                       1

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

     Our underperformance of the NAREIT Equity REIT Index in 1995 was a direct result of our heavier than average weighting in owners of shopping centers. At the beginning of the year we had expected the economy to experience moderate growth which would translate into a good year for owners of retail properties. Although the companies in our portfolio actually did experience healthy cash flow growth, uncertainties surrounding the retail environment, particularly towards year end, caused the share price performance of shopping center owners to lag that of most other property types. We were also somewhat overweighted in the apartment sector. Again, our companies experienced strong cash flow growth but fears of increasing development activity suppressed the share prices of many apartment-owning REITs.

     The better performing sectors during 1995 tended to be either somewhat less mainstream areas or ones which have a limited number of companies available in the public market but are enjoying extremely strong fundamentals. These include owners of office, hotel and self-storage facilities. Of the $1.0 billion in initial public offerings of REITs underwritten during 1995, over 80% were in the storage and hotel sectors. Most of the balance of the $5.7 billion of common equity raised by REITs during 1995 was in the form of secondary stock offerings, essentially by the better-positioned companies that used the proceeds primarily to retire debt or finance property acquisitions. Here too, on the underwriting side, balance was restored to the REIT market as equity offerings were completed by high-quality companies and in amounts that satisfied but did not overwhelm demand.

     In summary, 1995 represented a year of great balance with regard to real estate fundamentals, the supply and demand for properties, and the supply and demand for REIT shares. This, in turn, led to investment returns which were in line with historic trends.

1996 OUTLOOK

     While we have maintained that interest rates alone do not exert the most influence on REIT share prices, we believe that as we start 1996, the single most important element in both the real estate and REIT picture is the prevailing level of interest rates. With long-term treasury bond rates at around the 6% level and credit readily available, we believe the real estate industry is faced with a financing opportunity not seen in decades. Whereas the last time interest rates were at this level (more than two years ago) REITs began a period of below-average performance, the financial market and valuation conditions were considerably different than they are today, as shown in the following table.

--------------------------------------------------------------------------------
                                       2

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

------------------------------------------------------------------------------------------------------------------
                                                                                     OCTOBER 1993    DECEMBER 1995
------------------------------------------------------------------------------------------------------------------
30-year Treasury Yield.............................................................       5.96%           5.96%
10-year Treasury Yield.............................................................       5.43%           5.58%
S&P 500 Dividend Yield.............................................................       2.68%           2.24%
Equity REIT Dividend Yield.........................................................       6.16%           7.37%
      divided by 30-year Treasury Yield............................................       1.04            1.24
      divided by 10-year Treasury Yield............................................       1.13            1.32
      divided by S&P 500 Yield.....................................................       2.30            3.29
S&P 500 P/E Ratio..................................................................      24.20           17.51
Equity REIT Market Capitalization..................................................  $27.6 billion   $46.7 billion
Assets in Real Estate Mutual Funds.................................................   $1.0 billion    $2.2 billion
------------------------------------------------------------------------------------------------------------------

     The last time long-term interest rates were at today's level equity REITs had completed almost three years of exceptional returns and were trading at valuation levels, based on dividend yields, which were unsustainably high on an absolute basis, albeit still attractive relative to the stock and bond markets. In contrast, at the end of 1995 equity REIT yields were considerably higher on an absolute basis; relative to stocks and bonds REITs were trading at an historically low valuation level. In our opinion, one important difference is that although interest rates were quite low in 1993, there was not a great amount of mortgage debt available to the real estate industry. In addition, because many REITs were newly formed, the credit markets were not yet fully open to these companies. Currently, because of the return to health of the real estate industry, mortgage lenders are once again actively making loans and the commercial mortgage-backed securities market is enjoying significant growth. Further, the maturation of the REIT industry over the past several years has opened the credit markets to many companies for a wide spectrum of corporate debt instruments. In 1995, REITs raised approximately $2.6 billion in such capital, nearly double what was raised in 1994.

     With income returns (or 'capitalization rates') on property purchases higher today than they were in 1993 and debt financing now more readily available, we believe that the current environment for acquisitions is the most advantageous in a generation. We believe that a continuation of the present low interest rate environment is likely to precipitate a great deal of acquisition activity and eventually cause property values to rise. Low interest rates are of particular benefit to the REIT industry today which, unlike in 1993, is much larger, more mature, dominated by strong and proven companies and better accepted by investors at large. While the cost of equity financing may vary based on the way it is computed, we believe that there is no calculation which can show that cost to be less expensive than the cost of debt capital. It is therefore our belief that those companies which either fail to take advantage of today's borrowing opportunity or choose to sell equity in anything but a judicious manner will find that their stock prices suffer as a result.

--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

     In summary, in our opinion there are three important underpinnings that the low current interest rate environment provides to the REIT industry. Mortgage interest rates, which are influenced by long-term bond yields, and are well below the income returns available in the property markets, provide an exceptional financing opportunity for acquisitions and therefore a strong foundation for property values. Second, those companies that properly take advantage of current financing opportunities may be expected to enjoy an increase in their growth rates and share prices. And third, because REIT dividend yields are currently significantly higher than other financial market yields this should attract investors and provide strong support for REIT share prices.

     Our investment strategy for 1996 will focus on our ability to invest in those sectors that we believe show the strongest fundamentals along with those companies whose valuations have declined to what we consider to be unwarranted levels. We anticipate a continuation of moderate economic growth due to what appears to be a bias towards monetary stimulus by the Federal Reserve and a lack of excesses in the economy. As a result, we believe that our holdings in the shopping center sector are likely to achieve healthy profit growth. In addition, consolidation of the retail industry may well provide the stronger companies with uncommon re-leasing, upgrading and acquisition opportunities. Further, with Wall Street almost unanimously negative on the shopping center sector, we believe that nearly all the bad news has been adequately factored into share prices. Similarly, apartments are likely to be our next highest weighting due to the continuing improvement that we expect to see in rental rates. Although there is some apartment construction taking place, it is at a rate which we believe cannot meet the underlying demand for rental housing. We are increasingly attracted to the office sector, which has been the last major property type to stage a recovery and where high-quality acquisition opportunities may still be plentiful. We also expect both occupancy and rent growth to accelerate in the next five years in the office sector.

     While a return to normal and stable conditions in the real estate industry is welcomed by most, it has resulted in a market environment which is more competitive and efficient. We nonetheless remain confident in our investment strategy and security selection criteria. Ultimately, we expect this to result in superior investment results.

Sincerely,

MARTIN COHEN                                               ROBERT H. STEERS
MARTIN COHEN                                               ROBERT H. STEERS
President                                                  Chairman

--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

Performance Review
     The investment objective of Cohen & Steers Realty Shares, Inc. is total return through investment in real estate securities. The Fund pursues its investment objective by seeking both current income and capital appreciation. Securities in the portfolio are selected by the adviser based on the outlook for various property types and regions of the country, and fundamental research on the individual companies. Among the investment criteria applied to individual companies are organizational structure, management depth, track record of profitability, balance sheet strength and growth potential.

     The Fund's investment performance in 1995 was exceeded by that of its benchmarks and the stock market in general. Real estate securities (and the Fund) underperformed the stock market in general in 1995, in the adviser's view, due to the slower than expected growth of the economy, particularly the retail sector, and consequently, shopping center REITs. In comparison to real estate securities benchmarks, the Fund's underperformance is attributable to its heavier than average weighting in the underperforming shopping center REITs. The Fund has also emphasized companies specialized in the ownership of apartments which experienced strong cash flow growth but whose share prices were suppressed due to fears of increasing development activity.

     Notwithstanding the performance of the Fund in 1995, its cumulative return since its inception in 1991 has comfortably exceeded that of its benchmarks and has been competitive with that of the stock market in general.


                                        AVERAGE ANNUAL TOTAL RETURNS
                                      FOR PERIODS ENDED DEC. 31, 1995

                                      1 YEAR      SINCE INCEPTION 7/2/91
                                     --------     ----------------------
Fund                                  11.13%              14.68%
NAREIT All                            15.27%              12.76%
Wilshire                              13.65%               8.03%
S&P 500                               37.57%              15.13%


                                         7/2/91          12/31/91                            12/31/92
Cohen & Steers Reality Share, Inc.      10000.0  10112.0  10792.0  10962.0  11226.0  12111.0  12959.0  15615.0  15014.0  16523.0
Nareit All Reit Index                   10000.0  10396.0  10823.0  10930.0  11170.0  11723.0  12142.0  14462.0  14056.0  15304.0
Wilshire Real Estate Securities Index   10000.0  9725.00  9906.00  10121.0  9692.00  9988.00  10680.0  12779.0  12176.0  13258.0
S&P 500                                 10000.0  10535.0  11418.0  11129.0  11340.0  11698.0  12287.0  12824.0  12887.0  13219.0


                                       12/31/93                            12/31/94                            12/31/95

Cohen & Steers Reality Share, Inc.      15389.0  16314.0  16517.0  16219.0  16669.0  16268.0  16996.0  17910.0  18523.0
Nareit All Reit Index                   14394.0  14723.0  14935.0  14675.0  14515.0  14677.0  15645.0  16421.0  17173.0
Wilshire Real Estate Securities Index   12308.0  12585.0  12735.0  12542.0  12511.0  12558.0  13105.0  13726.0  14219.0
S&P 500                                 13526.0  13014.0  13068.0  13707.0  13704.0  15038.0  16474.0  17784.0  18854.0







Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.


 *   Commencement of Operations.

`D' The Comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. The Fund's performance assumes the reinvestment of all dividends and distributions. The NAREIT Index of All REITs is comprised of 219 real estate investment trusts. The Wilshire Real Estate Securities Index is comprised of 117 companies operating in the real estate industry and includes REITs. This index does not include REITs with investments in health care facilities, which as a group have produced investment returns in recent years higher than the market as a whole. The Fund invests in REITs with investments in health care facilities. The S&P 500 Index is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance. For more information, including charges and expenses, please read the prospectus carefully before you invest.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1995

                                                                                NUMBER             VALUE
                                                                               OF SHARES          (NOTE 1)
                                                                              -----------       ------------
EQUITIES                                                          95.73%
      APARTMENT                                                   23.94%
            Associated Estates Realty Corp..............................          610,400       $ 13,123,600
            Avalon Properties...........................................        1,005,500         21,618,250
            Camden Property Trust.......................................          655,000         15,638,125
            Charles E. Smith Residential Realty.........................          500,800         11,831,400
            Colonial Properties Trust...................................          596,000         15,198,000
            Columbus Realty Trust.......................................          546,400         10,586,500
            Equity Residential Properties Trust.........................          216,200          6,621,125
            Merry Land & Investment.....................................        1,066,000         25,184,250
            Oasis Residential...........................................          662,300         15,067,325
            Post Properties.............................................          833,400         26,564,625
            Security Capital Pacific Trust..............................          364,200          7,192,950
            Summit Properties...........................................          314,700          6,254,662
            United Dominion Realty Trust................................          996,100         14,941,500
                                                                                                ------------
                                                                                                 189,822,312
                                                                                                ------------
      HEALTH CARE                                                  7.15%
            Health Care Property Investors..............................          702,300         24,668,287
            Nationwide Health Properties................................          761,800         31,995,600
                                                                                                ------------
                                                                                                  56,663,887
                                                                                                ------------
      HOTEL                                                        4.81%
            *Bristol Hotel Co...........................................          126,600          3,085,875
            Felcor Suite Hotels.........................................          400,400         11,111,100
            Patriot American Hospitality................................          441,300         11,363,475
            Starwood Lodging Trust......................................          423,500         12,599,125
                                                                                                ------------
                                                                                                  38,159,575
                                                                                                ------------
      INDUSTRIAL                                                   8.05%
            Duke Realty Investments.....................................          491,200         15,411,400
            Liberty Property Trust......................................          778,700         16,158,025
            Security Capital Industrial Trust...........................          268,300          4,695,250
            Spieker Properties..........................................          489,300         12,293,663
            `D'Weeks Corp...............................................          609,400         15,311,175
                                                                                                ------------
                                                                                                  63,869,513
                                                                                                ------------

                       See notes to financial statements.
--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1995

                                                                                NUMBER             VALUE
                                                                               OF SHARES          (NOTE 1)
                                                                              -----------       ------------
      OFFICE                                                      12.11%
            Beacon Properties Corp......................................          487,500       $ 11,212,500
            Cali Realty Corp............................................          732,200         16,016,875
            Carr Realty Corp............................................          338,100          8,241,187
            Cousins Properties..........................................          931,700         18,866,925
            Crescent Real Estate Equities...............................          453,000         15,458,625
            Highwoods Properties........................................          531,100         15,003,575
            Reckson Associates Realty Corp..............................          383,100         11,253,563
                                                                                                ------------
                                                                                                  96,053,250
                                                                                                ------------
      SELF STORAGE                                                 2.34%
            Shurgard Storage Centers....................................          262,200          7,079,400
            Storage USA.................................................          351,900         11,480,737
                                                                                                ------------
                                                                                                  18,560,137
                                                                                                ------------
      SHOPPING CENTER                                             37.33%
         COMMUNITY CENTER                                         17.02%
            Bradley Real Estate.........................................          484,300          6,538,050
            Developers Diversified Realty Corp..........................          898,600         26,958,000
            Federal Realty Investment Trust.............................        1,205,500         27,425,125
            Kimco Realty Corp...........................................        1,207,200         32,896,200
            Price REIT, Series B........................................          386,500         10,725,375
            Sizeler Property Investors..................................          112,100            994,888
            Vornado Realty Trust........................................          784,000         29,400,000
                                                                                                ------------
                                                                                                 134,937,638
                                                                                                ------------
         FACTORY OUTLET CENTER                                     2.39%
            Chelsea GCA Realty..........................................          305,300          9,159,000
            HGI Realty..................................................           40,000            915,000
            `D'Tanger Factory Outlet Centers............................          356,200          8,905,000
                                                                                                ------------
                                                                                                  18,979,000
                                                                                                ------------

                       See notes to financial statements.
--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1995

                                                                                NUMBER             VALUE
                                                                               OF SHARES          (NOTE 1)
                                                                              -----------       ------------
         REGIONAL MALL                                            17.92%
            CBL & Associates Properties.................................          589,700       $ 12,825,975
            DeBartolo Realty Corp.......................................        1,609,400         20,922,200
            Glimcher Realty Trust.......................................        1,105,400         19,068,150
            `D'J.P. Realty..............................................          834,300         18,250,313
            Macerich Co.................................................          960,100         19,202,000
            Rouse Co....................................................        1,492,000         30,399,500
            Simon Property Group........................................          473,600         11,544,000
            Taubman Centers.............................................          724,700          7,247,000
            The Mills Corp..............................................          125,300          2,130,100
            Urban Shopping Centers......................................           26,200            560,025
                                                                                                ------------
                                                                                                 142,149,263
                                                                                                ------------
            TOTAL SHOPPING CENTER.......................................                         296,065,901
                                                                                                ------------
                  TOTAL EQUITIES (Identified cost $710,748,829).........                         759,194,575
                                                                                                ------------


                                                                                PRINCIPAL
                                                                                 AMOUNT
                                                                              ------------
COMMERCIAL PAPER                                                   3.48%
            General Electric Capital Corp., 5.20%, 1/2/96
               (Identified cost $27,645,007)...........................       $27,649,000         27,645,007
                                                                                                ------------
TOTAL INVESTMENTS (Identified cost $738,393,836)...............   99.21%                         786,839,582
OTHER ASSETS, LESS LIABILITIES.................................     .79%                           6,244,492
                                                                 ------                         ------------
NET ASSETS (Equivalent to $34.62 per share based on 22,907,765
   shares of capital stock outstanding)........................  100.00%                        $793,084,074
                                                                 ------                         ------------
                                                                 ------                         ------------

------------

* This security did not pay a dividend in 1995. Dividends are expected to commence in 1996.

`D' The Fund owns  5% or more  of this company's  outstanding voting  securities
    (Note 5).

                       See notes to financial statements.
--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1995

ASSETS:
      Investments in securities, at value (Identified cost $738,393,836) (Note 1)..................  $786,839,582
      Receivable for fund shares sold..............................................................     4,458,419
      Dividends receivable.........................................................................     4,982,953
      Receivable for investment securities sold....................................................       837,642
      Unamortized organization costs and other assets (Note 1).....................................        78,653
                                                                                                     ------------
            Total Assets...........................................................................   797,197,249
                                                                                                     ------------
LIABILITIES:
      Payable for investment securities purchased..................................................     2,759,549
      Payable to investment adviser................................................................       554,672
      Payable for fund shares redeemed.............................................................       381,140
      Payable to administrator.....................................................................       182,493
      Payable to custodian bank....................................................................        25,644
      Other liabilities............................................................................       209,677
                                                                                                     ------------
            Total Liabilities......................................................................     4,113,175
                                                                                                     ------------
NET ASSETS applicable to 22,907,765 shares of $.001 par value common stock outstanding (Note 4)............................................................................  $793,084,074
                                                                                                     ------------
                                                                                                     ------------
NET ASSET VALUE PER SHARE:
      ($793,084,074[div]22,907,765 shares outstanding).............................................  $      34.62
                                                                                                     ------------
                                                                                                     ------------
NET ASSETS consist of:
      Paid-in capital (Note 4).....................................................................  $736,108,375
      Accumulated net realized gain on investments.................................................     8,529,953
      Net unrealized appreciation on investments...................................................    48,445,746
                                                                                                     ------------
                                                                                                     $793,084,074
                                                                                                     ------------
                                                                                                     ------------

                       See notes to financial statements.
--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995

Investment Income:
      Dividend income...............................................................................  $39,748,746
      Interest income...............................................................................    2,050,938
                                                                                                      -----------
            Total Income............................................................................   41,799,684
                                                                                                      -----------
Expenses:
      Investment advisory fees (Note 2).............................................................    4,956,723
      Administrative and transfer agent fees (Note 2)...............................................    1,113,329
      Registration and filing fees..................................................................      192,366
      Custodian fees................................................................................      154,159
      Reports to shareholders.......................................................................      109,943
      Professional fees.............................................................................       99,483
      Directors' fees and expenses (Note 2).........................................................       29,000
      Amortization of organization expenses (Note 1)................................................       27,598
      Miscellaneous.................................................................................       83,192
                                                                                                      -----------
            Total Expenses..........................................................................    6,765,793
      Reduction of expenses (Notes 2 and 6).........................................................     (248,601)
                                                                                                      -----------
            Net Expenses............................................................................    6,517,192
                                                                                                      -----------
Net Investment Income...............................................................................   35,282,492
                                                                                                      -----------
Realized and Unrealized Gain (Loss) on Investments:
      Net realized loss on investments..............................................................   (5,735,142)
      Increase in unrealized appreciation on investments............................................   41,783,548
                                                                                                      -----------
            Net realized and unrealized gain on investments.........................................   36,048,406
                                                                                                      -----------
Net increase in net assets resulting from operations................................................  $71,330,898
                                                                                                      -----------
                                                                                                      -----------

                       See notes to financial statements.
--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                        YEAR ENDED          YEAR ENDED
                                                                     DECEMBER 31, 1995   DECEMBER 31, 1994
                                                                     -----------------   -----------------

Change in Net Assets:
      From Operations:
            Net investment income..................................     $ 35,282,492        $ 18,529,456
            Net realized loss on investments.......................       (5,735,142)         (3,075,892)
            Increase in unrealized appreciation on investments.....       41,783,548           3,511,446
                                                                     -----------------   -----------------
                  Net increase in net assets resulting from
                     operations....................................       71,330,898          18,965,010
                                                                     -----------------   -----------------
      Dividends and Distributions From:
            Net investment income..................................      (25,186,847)        (12,475,826)
            Tax return of capital..................................       (9,488,813)         (6,053,363)
                                                                     -----------------   -----------------
                  Total distributions to shareholders..............      (34,675,660)        (18,529,189)
                                                                     -----------------   -----------------
      Capital Stock Transactions (Note 4):
            Increase in net assets from Fund share transactions....      298,330,768         294,184,084
                                                                     -----------------   -----------------
                  Total increase in net assets.....................      334,986,006         294,619,905
      Net Assets:
            Beginning of year......................................      458,098,068         163,478,163
                                                                     -----------------   -----------------
            End of year............................................     $793,084,074        $458,098,068
                                                                     -----------------   -----------------
                                                                     -----------------   -----------------

                       See notes to financial statements.
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

                              FINANCIAL HIGHLIGHTS

     The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.

                                                                     YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------------------
          PER SHARE OPERATING PERFORMANCE              1995         1994        1993       1992       1991*
---------------------------------------------------- --------     --------    --------    -------    -------
Net asset value, beginning of period................ $  32.90     $  31.92    $  29.58    $ 26.55    $ 25.00
                                                     --------     --------    --------    -------    -------
Income from investment operations:
      Net investment income.........................     1.86         1.66        1.29       1.51       0.88
      Net realized and unrealized gains (losses) on
         investments................................     1.69         0.98        4.24       3.55       1.07
                                                     --------     --------    --------    -------    -------
            Total from investment operations........     3.55         2.64        5.53       5.06       1.95
                                                     --------     --------    --------    -------    -------
Less distributions from:
      Net investment income.........................    (1.33)       (1.09)      (1.27)     (1.80)     (0.40)
      Realized gains on investments.................     0.00         0.00       (1.64)     (0.18)      0.00
      In excess of net realized gains...............     0.00         0.00       (0.04)      0.00       0.00
      Tax return of capital.........................    (0.50)       (0.57)      (0.24)     (0.05)      0.00
                                                     --------     --------    --------    -------    -------
            Total distributions.....................    (1.83)       (1.66)      (3.19)     (2.03)     (0.40)
                                                     --------     --------    --------    -------    -------
Net asset value, end of period...................... $  34.62     $  32.90    $  31.92    $ 29.58    $ 26.55
                                                     --------     --------    --------    -------    -------
                                                     --------     --------    --------    -------    -------
------------------------------------------------------------------------------------------------------------
Total investment return`D'..........................    11.13%        8.31%      18.76%     20.09%      7.91%
                                                     --------     --------    --------    -------    -------
                                                     --------     --------    --------    -------    -------
------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
      Net assets, end of period (in millions)....... $793.084     $458.098    $163.478    $49.481    $24.434
                                                     --------     --------    --------    -------    -------
                                                     --------     --------    --------    -------    -------
      Ratio of expenses to average daily net
         assets(1)..................................     1.12%        1.14%       1.18%      1.25%      1.25%**
                                                     --------     --------    --------    -------    -------
                                                     --------     --------    --------    -------    -------
      Ratio of net investment income to average
         daily net assets(1)........................     6.05%        5.71%       4.57%      5.92%      7.48%**
                                                     --------     --------    --------    -------    -------
                                                     --------     --------    --------    -------    -------
      Portfolio turnover rate.......................    22.68%       39.00%      65.28%     14.81%     57.40%
                                                     --------     --------    --------    -------    -------
                                                     --------     --------    --------    -------    -------

------------------------

*  For the period  July 2,  1991 (commencement  of operations)  to December  31,
   1991.
** Annualized.
`D' Total returns for periods of less than one year are not annualized.
(1) Net of expense reduction and fees waived. If such agreements had not been in effect, the expense and net investment income ratios would have been:

      Ratios (to average daily net assets):
            Expenses................................     1.16%        1.26%       1.35%      1.77%      1.94%**
                                                     --------     --------    --------    -------    -------
                                                     --------     --------    --------    -------    -------
            Net investment income...................     6.01%        5.59%       4.40%      5.40%      6.78%**
                                                     --------     --------    --------    -------    -------
                                                     --------     --------    --------    -------    -------

                       See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

     Cohen & Steers Realty Shares, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on April 26, 1991 and is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

     Portfolio Valuation: Investment in securities that are listed on the New York Stock Exchange are valued at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day.

     Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

     Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotation Bureau or such other comparable sources as the Directors deem appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

     Commercial paper instruments, which have a maturity value of 60 days or less, are valued at amortized cost which approximates value.

     Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

     Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     Distributions will automatically be reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have them paid in cash.

     Dividends from net income and capital gain distributions are determined in accordance with U.S. Federal Income Tax regulations which may differ from generally accepted accounting principles. During the year ended December 31, 1995, the Fund decreased paid-in capital by $9,103,193, decreased undistributed net investment income by $606,832 and increased accumulated net realized gains on investments by $9,710,025. These differences are primarily due to return of capital distributions received by the Fund on portfolio securities.

     Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 1995, the Fund had, for Federal income tax purposes, an unused capital loss carryforward of $4,139,954 to be applied against future realized gains, if any. If not applied, the capital loss carryforward will expire in as follows, $2,310,026 in 2002 and $1,829,928 in 2003.

     Organization Costs: All costs incurred in connection with organizing and establishing the Fund are being amortized on the straight-line basis over a period of five years from the date on which the Fund commenced operations.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the 'Adviser') serves as the Fund's Investment Adviser pursuant to an investment advisory agreement (the 'Advisory Agreement'). Under the terms of the Advisory Agreement, the Adviser provides the Fund with the day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Fund's Board of Directors. For the services provided to the Fund, the Adviser receives a monthly fee in an amount equal to 1/12th of .85% of the average daily net assets of the Fund (approximately .85% on an annual basis). For the year ended December 31, 1995, the Fund incurred $4,956,723 in advisory fees.

     The Investment Adviser has agreed to reduce its fee and reimburse the Fund for other expenses, to the extent necessary to comply with the most stringent state expense limitation applicable to the Fund in which the Fund's shares are sold. The most stringent limitation requires the Adviser to reduce or eliminate its fee to the extent that aggregate operating expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) exceed 2 1/2% of the first $30 million of average annual net assets, 2% of the next $70 million of average annual net assets and 1 1/2% of average annual net assets in excess of $100 million. However, the Adviser has voluntarily agreed to

--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

limit the total operating expenses of the Fund, excluding expenses listed above, to an annual rate of 1.25% of the average annual net assets of the Fund until December 31, 1995. For the year ended December 31, 1995, no reduction of expenses was required as a result of the limitation.

     Administrative Fees: The Fund has entered into an administrative agreement with the Adviser and Chase Global Funds Services Company ('CGFSC') under which the Adviser performs certain administrative functions for the Fund and receives a fee of .02% of the Fund's average daily net assets. The Fund has paid the Adviser $61,772 in fees under this and prior administrative agreements. For the year ended December 31, 1995, CGFSC waived $117,113 of administrative fees.

     Directors' Fees: Certain directors of the Fund are also directors, officers and/or employees of the Adviser. None of the directors so affiliated received compensation for their services as directors of the Fund with the exception of out-of-pocket expenses relating to attendance at Board and committee meetings. Similarly, none of the Fund's officers received compensation from the Fund. Fees and related expenses accrued for non-affiliated directors totaled $29,000 for the year ended December 31, 1995.

NOTE 3. PURCHASES AND SALES OF SECURITIES

     Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 1995 aggregated $429,206,888 and $124,350,500, respectively.

     At December 31, 1995, the cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost.........................................................................  $725,607,336
                                                                                         ------------
Gross unrealized appreciation..........................................................  $ 72,742,979
Gross unrealized depreciaiton..........................................................  $(11,510,733)
                                                                                         ------------
Net unrealized appreciation............................................................  $ 61,232,246
                                                                                         ------------
                                                                                         ------------

--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 4. CAPITAL STOCK

     The Fund is authorized to issue fifty million (50,000,000) shares of capital stock, par value $.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

                                                    YEAR ENDED                   YEAR ENDED
                                                DECEMBER 31, 1995            DECEMBER 31, 1994
                                            --------------------------   --------------------------
                                              SHARES        AMOUNT         SHARES        AMOUNT
                                            ----------   -------------   ----------   -------------
Sold......................................  15,202,637   $ 499,162,840   13,553,253   $ 448,861,740
Issued as reinvestment of dividends.......     794,839      26,664,507      416,846      13,794,953
Redeemed..................................  (7,012,384)   (227,496,579)  (5,169,130)   (168,472,609)
                                            ----------   -------------   ----------   -------------
Net increase..............................   8,985,092   $ 298,330,768    8,800,969   $ 294,184,084
                                            ----------   -------------   ----------   -------------
                                            ----------   -------------   ----------   -------------

NOTE 5. INVESTMENT IN AFFILIATES

     The market value of investments in affiliates (as defined in the Investment Company Act of 1940, 'Affiliated Companies' are those which the Fund holds 5% or more of the outstanding voting securities) at December 31, 1995 aggregated $42,466,488. The Fund earned $1,855,060 on dividend income from its investments in affiliates.

NOTE 6. DIRECTED BROKERAGE ARRANGEMENTS

     The Adviser has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the year ended December 31, 1995, the Fund's expenses were reduced by $131,488 under this arrangement.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To The Shareholders and Board of Directors of
Cohen & Steers Realty Shares, Inc:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cohen & Steers Realty Shares, Inc., as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from July 2, 1991 (commencement of operations) to December 31, 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cohen & Steers Realty Shares, Inc. as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from July 2, 1991 (commencement of operations) to December 31, 1991, in conformity with generally accepted accounting principles.

                                                       COOPERS & LYBRAND L.L.P.

New York, New York
February 8, 1996

--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

                      [This page intentionally left blank]

--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

OFFICERS AND DIRECTORS                                     KEY INFORMATION

 Robert H. Steers                                          INVESTMENT ADVISER
 Director and Chairman                                     Cohen & Steers Capital Management, Inc.
                                                           757 Third Avenue
 Martin Cohen                                              New York, NY 10017
 Director and President                                    (212) 832-3232

 Gregory C. Clark                                          FUND ADMINISTRATOR AND TRANSFER AGENT
 Director                                                  Chase Global Funds Services Co.
                                                           73 Tremont Street
 George Grossman                                           Boston, MA 02108
 Director                                                  (800) 437-9912

 Jeffrey H. Lynford                                        CUSTODIAN
 Director                                                  The Chase Manhattan Bank, N.A.
                                                           770 Broadway
 Elizabeth O. Reagan                                       New York, NY 10003
 Vice President
                                                           LEGAL COUNSEL
                                                           Dechert Price & Rhoads
                                                           477 Madison Avenue
                                                           New York, NY 10022
                                                           NASDAQ Symbol: CSRSX

                                                           Net asset value (NAV)  can be found  in the daily  mutual
                                                           fund  listings  in the  financial  section of  most major
                                                           newspapers  under  the  Fund's  abbreviation   'C&SRlty'.

                                                           This  report  is authorized  for  delivery to  other than
                                                           shareholders of Cohen &  Steers Realty Shares, Inc.  only
                                                           when  accompanied  or  preceded  by  the  delivery  of  a
                                                           currently effective prospectus  setting forth details  of
                                                           the Fund.

--------------------------------------------------------------------------------
                                       19

                                 COHEN & STEERS
                                 REALTY SHARES
                                 757 THIRD AVENUE
                                 NEW YORK, N.Y. 10017

                                 FIRST CLASS MAIL
                                 U.S. POSTAGE
                                 PAID
                                 BOSTON, MA
                                 PERMIT NO. 56712

                                 COHEN & STEERS
                                 REALTY SHARES

                                 ANNUAL REPORT
                                 DECEMBER 31, 1995


                              STATEMENT OF DIFFERENCES
                              ------------------------

The dagger symbol shall be expressed as `D'
The division sign shall be expressed as [div]